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                              WRL FREEDOM PREMIER(R)
                               VARIABLE ANNUITY

                                Issued Through
                          WRL SERIES ANNUITY ACCOUNT
                                      By
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                        Supplement Dated August 10, 2001
    To Prospectus and Statement of Additional Information Dated May 1, 2001


Please use this supplement with the WRL Freedom Premier(R) prospectus and Statement of Additional Information ("SAI") dated May 1, 2001. Read it carefully and keep it with your May 1, 2001 prospectus and SAI for future reference.

All references in the prospectus and SAI to reallocation account and reallocation date are deleted. Specifically:

The prospectus is amended in the following respects:

Page 1 - The second sentence under the definition of Contract date is deleted.

Page 2 - The definitions of reallocation account and reallocation date are deleted.

Page 9 - The second full sentence at the top of the page is deleted.

Page 24 -

 . The first sentence under Allocation of Premium Payments is amended to read as follows: "On the Contract date, we will allocate your premium to the investment choices you selected on your application."
 .  The second sentence under Allocation of Premium Payments is deleted.
 . The following sentence is added after the third sentence under Right to Cancel Period: "If state law requires, we will refund your original premium payment(s)."
 .  The last three paragraphs under Right to Cancel Period are deleted.

The SAI is amended in the following respects:

Page 1 -

 . The second sentence under the definition of Contract date is deleted. . The definition of reallocation account is deleted.

Page 2 - The definition of reallocation date is deleted.